UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2005 (January 20, 2005)

American Healthways, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-19364 (Commission File Number)	62-1117144 (I.R.S. Employer Identification No.)

3841 Green Hills Village Drive Nashville, Tennessee (Address of Principal Executive Offices)	37215 (Zip Code)

        Registrant’s telephone number, including area code: (615) 665-1122

        (Former name or former address, if changed since last report)

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement

Item 9.01 Financial Statements and Exhibits

Signature

Exhibit Index

Ex-10.1 1996 Stock Incentive Plan, as amended

Item 1.01 Entry into a Material Definitive Agreement.

       On January 20, 2005, the Company’s stockholders approved two amendments to the Company’s 1996 Stock Incentive Plan (the "1996 Plan") to: (i) increase the number of shares of the Company’s common stock available for issuance under the 1996 Plan by 1,300,000 shares, and (ii) provide for performance awards under the 1996 Plan which are payable in cash or shares of the Company’s common stock and are based solely upon the attainment of one or more performance goals. A copy of the 1996 Stock Incentive Plan, as amended, is attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

       (c)  Exhibits

Exhibit 10.1 1996 Stock Incentive Plan, as amended.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

American Healthways, Inc. /s/ Mary A. Chaput Mary A. Chaput Chief Financial Officer

      Date: January 21, 2005

Exhibit Index

Exhibit No.	Description

10.1	1996 Stock Incentive Plan, as amended